Exhibit 10.1

FORM OF REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this “Agreement”), dated as of _________ ___, 2020, is made and entered into by and among Orgenesis Inc., a Nevada corporation (the “Company”), and the other parties listed under the heading “Holders” on the signature pages hereto (each such other party, together with any Person (as defined below) who hereafter becomes a party to this Agreement pursuant to Section 6.2 of this Agreement, a “Holder” and collectively the “Holders”).

WHEREAS, the Holders are or will be, as applicable (i) acquiring shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) (the “Merger Shares”) in exchange for their outstanding shares of capital stock of Koligo Therapeutics Inc., a Kentucky corporation (“Koligo”), on or about the date hereof, pursuant to that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of September __, 2020, by and among the Company, Orgenesis Merger Sub, Inc., Koligo, the Holders, and the other shareholders of Koligo party thereto, or (ii) receiving shares of Common Stock (the “Broker Shares”) in satisfaction of a fee payable by Koligo pursuant to that certain Finder’s Fee and Indemnity Agreement (the “Maxim Agreement”), dated as of July 3, 2020, by and between Koligo and Maxim Group LLP; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement and the Maxim Agreement and pursuant to the terms thereof, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to the Holders as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Adverse Disclosure” is defined in Section 3.5.

“Agreement” is defined in the preamble hereto.

“beneficially owned”, “beneficial ownership” and similar phrases have the same meanings as such terms have under Rule 13d-3 (or any successor rule then in effect) under the Exchange Act. For the avoidance of doubt, each Holder shall be deemed to beneficially own all of the shares of Common Stock beneficially owned by any of its affiliates.

“Block Trade” means an offering and/or sale of Registrable Securities by any Holder on a block trade or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Business Day” means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Closing” means as such term is defined in the Merger Agreement.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” is defined in the recitals to this Agreement.

“Company” is defined in the preamble to this Agreement.

“Demand Registration” is defined in Section 2.1.1.

“Demand Requesting Holder” is defined in Section 2.1.1.

“Demanding Holder” means Long Hill Capital V, LLC and any successor or permitted assign of Long Hill Capital V, LLC.

“Effectiveness Period” is defined in Section 3.1.3.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form S-3” is defined in Section 3.1.1.

“Holder” is defined in the preamble to this Agreement. A Person shall cease to be a Holder hereunder at such time as it ceases to beneficially own any Registrable Securities.

“Holder Indemnified Party” is defined in Section 4.1.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Maxim Agreement” is defined in the recitals to this Agreement.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Merger Agreement” is defined in the recitals to this Agreement.

“Merger Shares” is defined in the recitals to this Agreement.

“Misstatement” is defined in Section 3.1.14.

“Notices” is defined in Section 7.3.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

“Piggy-Back Registration” is defined in Section 2.2.1.

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“Prospectus” means the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

“Registrable Securities” means (a) all of the Merger Shares and Broker Shares, and (b) any shares of Common Stock or other securities issued or issuable upon any stock split, dividend or other distribution, recapitalization, merger, consolidation, reorganization or similar event with respect to the Merger Shares and Broker Shares; provided that with respect to any particular Registrable Securities, such securities shall cease to be Registrable Securities upon the earliest to occur of the following: (A) the Commission has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such effective Registration Statement, and (B) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (but without volume or manner-of-sale restrictions).

“Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Company equity securities or Registrable Securities, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement (other than a registration statement on Form S-4 or Form S-8, or their successors).

“Restriction Period” means (a) in relation to 70% of all of the Merger Shares that the Demanding Holder is entitled to receive under or in connection with the Merger Agreement, the period beginning on the date of the Closing and ending on the date that is the four month anniversary thereof, and (b) in relation to the remaining 30% of all of the Merger Shares that the Demanding Holder is entitled to receive under or in connection with the Merger Agreement, the period beginning on the date of the Closing and ending on the date that is the twelve month anniversary thereof.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Selling Holders” means any Holder electing to sell any of its Registrable Securities in a Registration.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

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2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. At any time and from time to time on or after the date hereof, the Demanding Holder may make a written demand for Registration under the Securities Act of all or part of the Registrable Securities beneficially owned by the Demanding Holder (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will within five (5) days of the Company’s receipt of the Demand Registration notify all Holders of Registrable Securities of the demand, and each Holder of Registrable Securities who wishes to include all or a portion of such Holder’s Registrable Securities in the Demand Registration (each, a “Demand Requesting Holder”) shall so notify the Company within five (5) days after the date such notice is given by the Company. Upon any such request, the Company shall file a Registration Statement with the Commission that includes all Registrable Securities beneficially owned by the Demanding Holder and the Demand Requesting Holders with respect to which they have requested Registration, within forty-five (45) days after receipt of the written demand from the Demanding Holder. Thereafter, subject to Section 2.1.4, the Company shall cause such Registration Statement to be declared effective by the Commission as soon as reasonably practicable, but in no event later than 90 days after receipt of such Demand Registration (or 120 days after receipt of such Demand Registration if the Registration Statement is reviewed by the Commission). The Company shall not be obligated to effect more than one (1) Demand Registration under this Section 2.1.1, subject to the terms of this Agreement.

2.1.2 Effective Registration. A Registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that (I) if, after the Registration Statement with respect to such Demand Registration has been declared effective, the offering of Registrable Securities pursuant to such Registration Statement is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, then such Registration Statement will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) the Demanding Holder who initiated such Demand Registration thereafter affirmatively elects to continue the offering and notifies the Company in writing, and (II) if the Maximum Number of Shares is reduced in accordance with Section 2.1.4 such that less than 50% of the Registrable Securities of the Demanding Holder requested to be included in such registration are included, then, unless the Demanding Holder notifies the Company otherwise, such Registration Statement will be deemed not to have been declared effective.

2.1.3 Underwritten Offering. If the Demanding Holder so advises the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering (which, for the avoidance of doubt, may be an underwritten Block Trade). In such event, the right of any Holder to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. The Demanding Holder and the Demand Requesting Holders proposing to distribute their securities through such underwriting shall, as a condition to participating in the Demand Registration, enter into an underwriting agreement in reasonable and customary form with the Underwriter or Underwriters selected for such underwriting by the Demanding Holder.

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2.1.4 Reduction of Offering. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Demanding Holder, which consent shall not be unreasonably withheld or delayed. If the Demanding Holder has requested that the Demand Registration be in the form of an underwritten offering, and the managing Underwriter or Underwriters of the Demand Registration advises the Company, the Demanding Holder and the Demand Requesting Holders in writing that, in its reasonable and good faith opinion, the dollar amount or number of shares of Registrable Securities which the Demanding Holder and Demand Requesting Holders (if any) desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell in such underwritten offering and the shares of Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell in such underwritten offering, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such Registration: (i) the Registrable Securities as to which Demand Registration has been requested by the Demanding Holder that can be sold without exceeding the Maximum Number of Shares; (ii) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Registrable Securities as to which Demand Registration has been requested by the Demand Requesting Holders (if any) (allocated pro rata in accordance with the number of shares that each such Demand Requesting Holders (if any) has requested be included in such Registration, regardless of the number of shares beneficially owned by each such Demand Requesting Holders) that can be sold without exceeding the Maximum Number of Shares; (iii) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (iv) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to Register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares.

2.1.5 Withdrawal. A Demanding Holder or a Demand Requesting Holder may elect to withdraw all or a portion of its Registrable Securities included in a Demand Registration for any reason or no reason at all by giving written notice to the Company and/or the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the Demanding Holder withdraws from a proposed offering relating to a Demand Registration, then such Registration shall not count as a Demand Registration provided for in this Section 2.1.

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2.2 Piggy-Back Registration.

2.2.1 Piggy-Back Rights. Whenever the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for stockholders of the Company for their account (other than a Demand Registration pursuant to Section 2.1) (other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is not convertible into equity securities of the Company, or (iv) for a dividend reinvestment plan), then the Company shall (x) give written notice of such proposed filing to the Holders as soon as practicable but in no event less than ten (10) days (or in the case of a Block Trade, five (5) Business Days) before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the Holders in such notice the opportunity to Register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) Business Days following receipt of such notice (a “Piggy-Back Registration”). The Company shall, subject to Section 2.2.2, cause such request Registrable Securities to be included in such Registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Piggy-Back Registration that is an underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All Holders proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall, as a condition to participating in such Piggy-Back Registration, enter into an underwriting agreement in reasonable and customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration. A Piggy-back Registration shall not be considered a Demand Registration for purposes of Section 2.1.

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the Holders in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with shares of Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders, the Registrable Securities as to which Registration has been requested under this Section 2.2, and the shares of Common Stock, if any, as to which Registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such Registration:

(a)       If the Registration is undertaken for the Company’s account: (A) the shares of Common Stock or other securities that the Company desires to sell for its own account that can be sold without exceeding the Maximum Number of Shares; (B) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities, if any, as to which Registration has been requested pursuant to the applicable written contractual Piggy-Back Registration rights of Holders pursuant to Section 2.2.1 (allocated pro rata in accordance with the number of shares that each such Holder has requested be included in such Registration, regardless of the number of shares beneficially owned by each such Holder), that can be sold without exceeding the Maximum Number of Shares; and (C) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to Register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares; and

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(b)       If the Registration is a “demand” registration undertaken at the demand of persons or entities other than the Holders, (A) the shares of Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Registrable Securities as to which Registration has been requested by Holders pursuant to Section 2.2.1 (allocated pro rata in accordance with the number of shares that each such Holder has requested be included in such Registration, regardless of the number of shares beneficially owned by each such Holder), that can be sold without exceeding the Maximum Number of Shares; (C) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities that the Company desires to sell for its own account that can be sold without exceeding the Maximum Number of Shares; (D) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to Register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

2.2.3 Withdrawal. Any Holder may elect to withdraw such Holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own good faith determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of the Registration Statement in connection with a Piggy-Back Registration. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the Holders in connection with such Piggy-Back Registration as provided in Section 3.2.

2.3 Block Trades. Notwithstanding any other provision of this Section 2, if the Holders desire to effect a Block Trade, then notwithstanding any other time periods in this Section 2, the Holders may provide written notice to the Company at least five (5) Business Days prior to the date such Block Trade will commence. As expeditiously as possible, the Company shall use its reasonable best efforts to facilitate such Block Trade. The Holders shall use reasonable best efforts to work with the Company and the Underwriters (including by disclosing the maximum number of Registrable Securities proposed to be the subject of such Block Trade) in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade and any related due diligence and comfort procedures.

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3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever the Company is required to effect the Registration of any Registrable Securities pursuant to Section 2, the Company shall use its best efforts to effect the Registration and sale of such Registrable Securities under the Securities Act in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection therewith:

3.1.1 Filing Registration Statement. The Company shall, as expeditiously as possible and in any event within forty-five (45) days after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on Form S-3 (“Form S-3”), if the Company is eligible to use Form S-3 for such Registration, or if the Company is not eligible to use Form S-3 for such Registration, then a Registration Statement on Form S-1 or any other form for which the Company then qualifies and which counsel for the Company shall deem appropriate, which form shall be available for the sale of all Registrable Securities to be Registered thereunder in accordance with the intended method(s) of distribution thereof, and shall cause such Registration Statement to become effective by the date required by Section 2.1 and to remain effective during the Effectiveness Period.

3.1.2 Copies; Participation. The Company shall, at least five (5) Business Days prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Holders of Registrable Securities included in such Registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the Holders of Registrable Securities included in such Registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities beneficially owned by such Holders. The Company shall permit a representative of any Holder of Registrable Securities included in such Registration and any attorney or accountant retained by such Holder to participate, at such Holder’s sole cost and expense, in the preparation of any Registration Statement, each Prospectus included therein or filed with the Commission, and each amendment or supplement thereto, and will give each such person or entity access to its books and records and such opportunities to discuss the business, finances and accounts of the Company with the Company’s officers, directors and independent public accountants who have certified the Company’s financial statements as shall be necessary, in the opinion of such Holders’ respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file any Registration Statement or Prospectus, or amendment or supplement thereto, to which a Holder of Registrable Securities included in such Registration shall have reasonably objected on the grounds that any portion(s) of such Registration Statement or Prospectus or supplement or amendment thereto does not comply in all material respects with the applicable requirements of the Securities Act or the rules and regulations thereunder.

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3.1.3 Effectiveness Period; Amendments and Supplements. Once the Registration Statement in relation to a Demand Registration has been declared effective by the Commission, the Company shall cause such Registration Statement to remain continuously effective and current (subject to the Company’s ability to exercise any time after the date that is six months after the date hereof, one time only, the right to suspend the effectiveness of the Registration Statement for up to forty-five (45) days (the “Suspension Right”) provided that the Company furnishes to the Holders a certificate signed by the Chairman of the Board of Directors or President of the Company stating that Adverse Disclosure would be required to be set forth in such Registration Statement and the duration of such deferral; provided, further, however, that the Company shall not have the right to exercise the Suspension Right more than once during any 365 day period) for a period of three years from the date of its initial effectiveness (the “Effectiveness Period”), unless prior to the end of such three-year period, (A) all Registrable Securities that are the subject of the Registration Statement have been disposed of pursuant to such effective Registration Statement, or (B) after two years from the effective date of the Registration Statement, all Registrable Securities that are the subject of the Registration Statement may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (but without volume or manner-of-sale restrictions), in which case the Company’s obligation to maintain the effectiveness of the Registration Statement shall cease. In order to maintain the effectiveness of the Registration Statement, the Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the Prospectus used in connection therewith, as may be necessary to keep such Registration Statement effective, current and in compliance with the provisions of the Securities Act.

3.1.4 Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) Business Days after such filing, notify the Holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) Business Days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the Holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the Holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall reasonably object.

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3.1.5 Securities Laws Compliance. The Company shall use its reasonable best efforts to (i) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be Registered and listed with or approved by such other governmental authorities or securities exchanges, including the Nasdaq Capital Market, as may be necessary by virtue of the business and operations of the Company and to assure that such Registrable Securities shall be freely tradeable on the same securities exchanges as the Common Stock in general, and (iii) do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify to do business generally in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to general taxation in any such jurisdiction. The Company shall take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, that, to the extent that any prohibition is applicable to the Company, the Company will take all reasonable action to make any such prohibition inapplicable.

3.1.6 Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in reasonable and customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Holders of Registrable Securities included in such Registration Statement, and the representations, warranties and covenants of the Holders of Registrable Securities included in such Registration Statement in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Company.

3.1.7 Cooperation. The Company shall cause the principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company to cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8 Selection of Underwriters. In connection with any Demand Registration contemplated by Section 2.1.3, the Demanding Holder shall have the right to select (a) an Underwriter or Underwriters in connection with such Demand Registration, which Underwriter or Underwriters shall be reasonably acceptable to the Company, (b) the plan of distribution, including the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees, and (c) one firm of counsel to represent all of the Holders. In connection with any Registration pursuant to this Agreement, the Company shall enter into customary agreements (including an underwriting agreement in reasonable and customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities in such Registration, including, if necessary, the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the Financial Industry Regulatory Authority, Inc.

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3.1.9 Records. The Company shall make available for inspection by the Holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.10 Opinions and Comfort Letters. The Company shall furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company’s independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

3.1.11 Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its stockholders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.12 Listing. The Company shall cause all Registrable Securities included in any Registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar classes of securities issued by the Company are then listed or designated or, if no such similar classes of securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such Registration.

3.1.13 Transfer Agent. The Company shall cause the transfer agent and registrar for the Common Stock to act as the transfer agent and registrar for all Registrable Securities.

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3.1.14 Misstatements. The Company shall notify the Holders at any time when a Prospectus relating to a Registration Statement that includes Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements therein in the light of the circumstances under which they were made not misleading (a “Misstatement”), and the Company shall promptly prepare a supplement or amendment to such Prospectus, file such supplement or amendment with the Commission, and deliver the supplemented or amended Prospectus to the Holders, so that, as delivered to the Holders of such Registrable Securities, such Prospectus shall not contain such Misstatement.

3.2 Registration Expenses. The Company shall bear all costs and expenses incurred in connection with any Registration Statement or Prospectus required to be filed pursuant to this Agreement, and any amendment or supplement relating thereto, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all Registration and filing fees (including Commission filing fees) and fees of any securities exchange on which the Common Stock is then listed; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing, messenger, telephone and delivery expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.12; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for the Company (which counsel shall also act as counsel to the Holders, at the request of the Demanding Holder) and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.10); (viii) the fees and expenses of any special experts retained by the Company in connection with such Registration; (ix) fees of the Company’s transfer agent to in connection with the transfer of the Registrable Securities; and (x) fees associated with the issuance of a “blanket” legal opinion to the Company’s transfer agent, if required by the transfer agent to remove the legend from the Registrable Securities once the Demand Registration has been declared effective by the Commission. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audits. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling stockholders and the Company shall bear the expenses of the underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.3 Information. The Holders of Registrable Securities shall use their respective reasonable best efforts to provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws.

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3.4 Requirements for Participation in Underwritten Offerings. No person may participate in any underwritten offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.5 Suspension of Sales; Adverse Disclosure. If the Company becomes aware that a Registration Statement or Prospectus with respect to the Registrable Securities contains a Misstatement or upon the happening of any event of the kind described in Section 3.1.4(iv), the Company shall promptly notify the Holders of such Misstatement or event, and each of the Holders shall forthwith discontinue disposition of Registrable Securities until the Company has provided it with copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If, at any time after the date that is six months after the date hereof, the continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure (as defined below) or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, exercise its one-time Suspension Right to suspend use of such Registration Statement for the shortest period of time, but in no event more than forty-five (45) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its Suspension Right, the Holders agree to suspend, as promptly as practicable after their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of the Suspension Right. “Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the board of directors of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

3.6 Removal of Restricted Legend. As to any Registrable Securities, promptly following the Commission having declared effective any Registration Statement that includes the Registrable Securities, the Company shall take all steps necessary, including, as applicable, causing its legal counsel to prepare and issue a “blanket” legal opinion to the Company’s transfer agent with respect to the effective Registration Statement, to effect the removal of any legend or stop transfer instructions associated with the Registrable Securities that were included in such Registration Statement.

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3.7 Other Covenants and Obligations. As long as any Holder shall own Registrable Securities: (a) the Company will not file any Registration Statement or Prospectus included therein or any other filing or document with the Commission which refers to any Holder of Registrable Securities as a selling securityholder by name or otherwise without the prior written approval of such Holder; (b) the Company, at all times while it shall be reporting under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act; (c) the Company further covenants that it shall take such further action as any holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of the Common Stock beneficially owned by such Holder without Registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions based on a Holder’s sale, or present intention to sell, some or all of its Registrable Securities; and (d) upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with the requirements set forth in the foregoing clauses (b) and (c).

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities, and each of their respective officers, employees, affiliates, directors, partners, members, equityholders, attorneys, advisors and agents, and each person or entity, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each Holder of Registrable Securities (each, an “Holder Indemnified Party”), from and against any expenses, losses, judgments, actions, claims, proceedings (whether commenced or threatened), damages or liabilities, whether joint or several (collectively, “Losses”), arising out of or based upon (i) any Misstatement contained in any Registration Statement related to such Registrable Securities filed under the Securities Act, any preliminary Prospectus, final Prospectus or summary Prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, preliminary Prospectus, final Prospectus or summary Prospectus, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, “blue sky” laws, or any rule or regulation promulgated thereunder and relating to action or inaction required of the Company in connection with any such Registration ((i) and (ii) are collectively referred to as “Claims”); and the Company shall, upon notice from any Holder Indemnified Party, promptly defend the Holder Indemnified Party against any Claims with legal counsel reasonably acceptable to such Holder Indemnified Party and shall promptly investigate and defend the Holder Indemnified Party against any such Losses, except, with respect to any Holder of Registrable Securities, solely to the extent such Holder of Registrable Securities is liable to indemnify the Company for such Losses pursuant to Section 4.2. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

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4.2 Indemnification by Holders of Registrable Securities. Each Selling Holder of Registrable Securities will, in the event that any Registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities beneficially owned by such Selling Holder and the Company has required all Selling Holders to provide such an undertaking on the same terms, indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any), and each other Selling Holder and each other person, if any, who controls another Selling Holder or such underwriter within the meaning of the Securities Act, against any Losses, insofar as such Losses arise out of or are based upon any Misstatement contained in any Registration Statement under which the sale of such Registrable Securities was Registered under the Securities Act, any preliminary Prospectus, final Prospectus or summary Prospectus contained in the Registration Statement, or any amendment or supplement thereto, solely if the Misstatement was made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Holder expressly for use therein, and shall defend the Company, its directors and officers, and each other Selling Holder against any such claims with legal counsel reasonably acceptable to the Company and shall promptly investigate and defend the Company against any such Losses. Each Selling Holder’s indemnification obligations hereunder shall be several and not joint and shall be proportional to and limited to the amount of any net proceeds actually received by such Selling Holder in connection with the sale of Registrable Securities under a Registration Statement from which such Losses arise. Each Selling Holder of Registrable Securities shall indemnify any Underwriter of the Registrable Securities, their officers, affiliates, directors, partners, members and agents and each person who controls such Underwriter to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any Loss in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the Loss; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is materially prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall defend the Indemnified Party in such claim or action, and control the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its intention to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than any reasonable costs of investigation incurred prior to such time; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel, in addition to local counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. If the Indemnifying Party, after notice, refuses to defend the Indemnified Party, the Indemnified Party may retain legal counsel and mount its own defense against the claims, and the Indemnifying Party shall be liable for all such legal fees and costs. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of any Losses for which the Indemnified Party seeks indemnification hereunder if such settlement or judgment includes any non-monetary remedies, requires an admission of fault or culpability on the part of the Indemnified Party or does not include an unconditional release from all liability of the Indemnified Party in respect of such Losses.

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4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any Loss referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such Loss. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the Misstatement relates to information supplied by such Indemnified Party or such Indemnifying Party (in the case of a Holder, such Misstatement was made in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein) and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Misstatement.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1. The amount paid or payable by an Indemnified Party as a result of any Loss referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such Holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

4.5 Survival. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of the Registrable Securities.

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5. RULE 144. The Company shall timely file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as may be required or as the Holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holders to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the written request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall promptly deliver to such Holder a written statement as to whether it has complied with such requirements and shall provide a legal opinion to the Company’s transfer agent, as set forth in Section 3.6, to permit the removal of any legend or stop transfer instructions with respect to the Registrable Securities sold, or which the Holder has a present intention to sell, pursuant to Rule 144 provided that the other applicable requirements under Rule 144 have been met.

6. LOCK-UP.

6.1 Lock-Up. Demanding Holder agrees that, during the applicable Restriction Period, Demanding Holder shall not, in relation to the portion of the Merger Shares subject to such Restriction Period, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, such Merger Shares or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to such Merger Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such Merger Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii). With respect to the Merger Shares permitted to be sold by Demanding Holder under this Section 6.1 during the applicable Restriction Period, Demanding Holder agrees that such sales by Demanding Holder on any trading day shall not exceed 10% of the average daily trading volume of the Common Stock, as reported by Bloomberg Financial L.P. The Company shall not be entitled to place any legend or stop transfer instructions with the Company’s transfer agent and registrar in relation to the restrictions set forth in this Section 6.1.

6.2 Exceptions. The provisions of Section 6.1 shall not apply to:

6.2.1 transactions relating to shares of Common Stock acquired in open market transactions;

6.2.2 transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a bona fide gift;

6.2.3 transfers of shares of Common Stock to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of the Holder or any other person with whom the Holder has a relationship by blood, marriage or adoption not more remote than first cousin;

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6.2.4 transfers by will or intestate succession upon the death of the Holder;

6.2.5 the transfer of shares of Common Stock pursuant to a qualified domestic order or in connection with a divorce settlement;

6.2.6 if the Holder is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (i) transfers of shares of Common Stock to another corporation, partnership, limited partnership, limited liability company, trust or other business entity that controls, is controlled by or is under common control or management with the Holder, or (ii) distributions of shares of Common Stock to partners, limited partners, limited liability company members or stockholders of the Holder;

6.2.7 transfers of shares of Common Stock to the Holder’s officers, directors or their affiliates;

6.2.8 pledges shares of Common Stock as security or collateral in connection with any borrowing or the incurrence of any indebtedness by any Holder (provided that no transfers of shares of Common Stock may be effected as a result of any such pledge during the Restriction Period relating to such shares of Common Stock);

6.2.9 transfers of shares of Common Stock pursuant to a bona fide third-party tender offer, merger, stock sale, recapitalization, consolidation or other transaction involving a change in control of the Company, provided that in the event that such tender offer, merger, recapitalization, consolidation or other such transaction is not completed, the Common Stock subject to Section 6.1 shall remain subject to Section 6.1; and

6.2.10 transfers of shares of Common Stock in connection with an underwritten offering or a Block Trade; and

provided, that in the case of any transfer or distribution pursuant to Sections 6.2.2 through 6.2.7, each donee, distributee or other transferee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound by the provisions of this Section 6.

7. MISCELLANEOUS.

7.1 Other Registration Rights. The Company agrees that it shall not enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities.

7.2 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the Holders may be freely assigned or delegated by such Holder in conjunction with and to the extent of any transfer of Registrable Securities by any such Holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, their respective successors, and, in the case of the Holders, their respective permitted assigns. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 4 and this Section 7.2. No assignment by any Holder of such Holder’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment and (ii) a Joinder Agreement in substantially the form attached hereto as Exhibit A agreeing to become subject to and bound by the terms of this Agreement.

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7.3 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable overnight courier service with charges prepaid, or transmitted by hand delivery, e-mail or facsimile (with written or electronic confirmation of delivery), addressed as set forth below, or to such other address as such party shall have specified most recently by written notice given pursuant to this Section. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by e-mail or facsimile; provided, that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day. Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely delivery of such notice to a reputable overnight courier service with an order for next-day delivery.

if to the Company, to:

Orgenesis Inc.

20271 Goldenrod Lane

Germantown, Maryland 20876

Attention: Neil Reithinger, CFO

Facsimile: (480) 659-6407

with a copy (which shall not constitute notice) to:

Pearl Cohen Zedek Latzer Barat, LLP

1500 Broadway, 12th Floor

New York, New York 10036

Attention: Mark Cohen, Esq.

Facsimile: (646) 878-0801

and

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

666 Third Avenue

New York, New York 10017

Attention: Jeffrey Schultz, Esq.

Facsimile: (212) 983-3115

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if to the Demanding Holder, to:

Long Hill Capital V, LLC

1800 N. Military Trail, Suite 150

Boca Raton, FL 33431

Attention: Eugene Tablis

E-mail: eugene.tablis@bergenasset.com

with a copy (which shall not constitute notice) to:

Nelson Mullins Riley and Scarborough LLP

One North Clematis Street, Suite 500

West Palm Beach, FL 33401

Attention: Kathleen L. Deutsch

E-mail: kathleen.deutsch@nelsonmullins.com

To all other Holders, to such address as set forth beneath such Holder’s signature on the signature page hereto.

7.4 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

7.5 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

7.6 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, including without limitation the Prior Agreement.

7.7 Modifications and Amendments. Upon the written consent of the Company and the Demanding Holder, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one holder of Registrable Securities, solely in its capacity as a holder of the shares of Common Stock of the Company, in a manner that is materially different from the other Holders of Registrable Securities (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any holders of Registrable Securities or the Company and any other party hereto or any failure or delay on the part of a holder of Registrable Securities or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any holder of Registrable Securities or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

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7.8 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

7.9 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to the applicable provisions in this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

7.10 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the applicable holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

7.11 Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

7.12 Submission to Jurisdiction. The parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in the County of New York, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 7.12 shall be deemed effective service of process on such party.

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7.13 Waiver of Trial by Jury. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE HOLDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

7.14 Effectiveness. This Agreement shall become effective as between the Company, on the one hand, and the Demanding Holder, on the other hand, upon the execution by the Company and the Demanding Holder of counterparts to this Agreement the delivery of such counterparts to each other party on the date hereof, without regard to whether any other Holder executes and delivers a counterpart signature page to this Agreement. This Agreement shall become effective as to each of the other Holders upon delivery of an executed counterpart signature page by each such Holder to the Company.

7.15 Termination. This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding; provided, that the provisions of Section 3.2 and Section 4 shall survive any such termination.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

COMPANY:

ORGENESIS INC.

By:
Name:
Title:

HOLDERS:

LONG HILL CAPITAL V, LLC

By:
Name:
Title:

MAXIM GROUP, LLC

By:
Name:
Title:

Address:

Facsimile No.:
Email:
Date:

[Signature Page to Registration Rights and Lock-Up Agreement]

UNIVERSITY OF LOUISVILLE
RESEARCH FOUNDATION, INC.

By:
Name:
Title:

Address:

Facsimile No.:
Email:
Date:

[Signature Page to Registration Rights and Lock-Up Agreement]

Exhibit A

Form of Joinder Agreement

The undersigned hereby agrees, effective as of the date set forth below, to become a party to that certain Registration Rights and Lock-Up Agreement (as amended, restated and modified from time to time, the “Agreement”) dated as ____________ __, 2020, by and among Orgenesis Inc., a Nevada corporation (the “Company”), and the holders of the Company’s common stock party thereto, and for all purposes of the Agreement the undersigned will be included within the term “Holder” (as defined in the Agreement). The address, facsimile number and email address to which notices may be sent to the undersigned are as follows:

Address:

Facsimile No.:
Email:
Date:

[If entity]

[ENTITY NAME]

By:
Name:
Title:

[If individual]

Individual Name:

A-1